                                                                   Exhibit 24


             Powers of Attorney of Directors and Executive Officers
                                       of
                            Park National Corporation

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                            /s/ William T. McConnell
                                            ------------------------------
                                            William T. McConnell

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                              /s/ C. Daniel DeLawder
                                              --------------------------
                                              C. Daniel DeLawder

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                  /s/ John W. Kozak
                                  --------------------------------
                                  John W. Kozak

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 16th day of April, 2001.


                                           /s/ Maureen Buchwald
                                           ------------------------------
                                           Maureen Buchwald

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                         /s/ James J. Cullers
                                         --------------------------------
                                         James J. Cullers

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                 /s/ Harry O. Egger
                                 ------------------------------
                                 Harry O. Egger

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                        /s/ Dominick C. Fanello
                                        --------------------------------
                                        Dominick C. Fanello

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                          /s/ R. William Geyer
                                          -------------------------------
                                          R. William Geyer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                          /s/ Howard E. LeFevre
                                          ---------------------------
                                          Howard E. LeFevre

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                          /s/ Phillip T. Leitnaker
                                          ---------------------------------
                                          Phillip T. Leitnaker

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                           /s/ James A. McElroy
                                          --------------------------------
                                          James A. McElroy

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                          /s/ John J. O'Neill
                                          -----------------------------
                                          John J. O'Neill

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                         /s/ William A. Phillips
                                         --------------------------------
                                         William A. Phillips

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                            /s/ J. Gilbert Reese
                                            -------------------------------
                                            J. Gilbert Reese

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                 /s/ Rick R. Taylor
                                 ------------------------------
                                 Rick R. Taylor

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Security Banc Corporation 1987 Stock Option Plan, the Security Banc Corporation 1995 Stock Option Plan, and the 1998 Security Banc Corporation Stock Option Plan, which plans are to be assumed by the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of November 20, 2000, between the Company and Security Banc Corporation, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of April, 2001.


                                 /s/ John L. Warner
                                 ----------------------------------
                                 John L. Warner